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                      SUPPLEMENT DATED JUNE 22, 2009 TO THE
                       PROSPECTUSES DATED MAY 1, 2009 FOR
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                                  (THE "FUND")

The second and third sentences of the seventh paragraph of the Fund's Principal Investment Strategies have been superseded and replaced as follows:

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

                                                              SL-9915-1 A (6/09)